Investor Presentation Delek Logistics Partners December 2020 Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to unitholders, unit repurchases and the payment of distributions, including the amount and timing thereof; stability of future revenue from minimum volume commitments (“MVCs”); projections of distribution coverage, leverage ratios, financial flexibility and borrowing capacity; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; pipeline takeaway capacity and projects related thereto; the performance of our joint venture investments, including Red River and Wink to Webster, and the expected benefits, flexibility, returns and EBITDA therefrom; our ability to execute on the Big Spring Gathering System and trucking asset dropdowns, and the expected benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; midstream growth initiatives; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "commits," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: Delek Logistics’ substantial dependence on Delek US, thereby subjecting Delek Logistics to Delek US’ business risks; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics’ assets and business performance, including margins generated by its wholesale fuel business; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns and other potential benefits; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; the results of our investments in joint ventures; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; general economic and business conditions affecting the geographic areas in which we operate; adverse changes in laws including with respect to tax and regulatory matters; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of distributable cash flow (“DCF”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. DCF, EBITDA and adjusted EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. DCF, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net cash provided by operating activities and net income. Additionally, because DCF, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of DCF, EBITDA and adjusted EBITDA to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Investment Overview

Section	Details
Overview (NYSE: DKL)	• Current Distribution: \$0.905/LP unit qtr.; \$3.62/LP unit annualized [1]; ~12% current yield [2] • On-track to deliver 5% distribution growth in 2020 over 2019 levels • MVC's underpin ~64% of gross margins providing stability
3Q20 Highlights	• Net Income of \$46.3 million, Net cash from operating activities \$62.3 million • Distributable Cash Flow \$59.1 million; DCF coverage ratio 1.50x [3]; already exceeded YE target range of 1.4 – 1.5x • EBITDA of \$67.8 million [3] increased 31.6% year-over-year • Quarterly distribution increased by 2.8% year-over-year
Balance Sheet	• \$89.3 million credit available at September 30, 2020 • Leverage ratio ~3.9x as of September 30, 2020 (targeting below 4.0x for YE20) • Strategic focus on organic projects, supporting coverage and reducing leverage

Growth Provided by Red River and Business Initiatives	• Red River joint venture with Plains completed pipeline expansion in second half 2020
	    • Expected annualized adjusted EBITDA of \$20.0 to \$25.0 million post-expansion[3]
	    • Supports additional crude flexibility in the Delek US refining system
	• Jefferson Energy Agreement expands Paline pipeline's reach and visibility in supply

Recent Dropdowns of Big Spring Gathering and Trucking Assets	• DK dropped Big Spring Gathering System on March 31, 2020
	    • Expected \$30 - \$32 million Annual EBITDA underpinned by MVC DK to DKL[3]
	• DK dropped trucking assets to DKL effective May 1, 2020
	    • Expected \$8-9 million Annual EBITDA underpinned by MRC DK to DKL[3]

Delek LOGISTICS

(1) Annualized distribution based on quarterly distribution for quarter ended September 30, 2020 paid on November 12, 2020 to unitholders of record on November 6, 2020.
(2) Pricing as of 12/4/2020.
(3) For reconciliation to U.S. GAAP please refer to pages 23 for distributable cash flow ("DCF") coverage ratio, 24 for DKL EBITDA, 25 for Paline EBITDA, 26 for Red River, 27 for Big Spring Gathering, and 28 for Trucking Assets.

4

4 Simplified Organizational Structure 20% interest (8.7 million units) Limited partner-common 100% Non-economic ownership interest Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 80% interest (34.7 million units) Limited partner-common Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) • General partner (GP) converted to non-economic interest • Transaction: 14 million newly issued DKL common limited partner units and $45 million in 3Q20

Delek US – A Growth Oriented, Financially Strong Partner


Source 207,000 bpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude oil Pipeline
Cushing optionality: 100mbbl/d
CUSHING
NASHVILLE
BRENTWOOD
MEMPHIS
LITTLE ROCK
EL DORADO
WOODFORD BASIN
ALBUQUERQUE
PERMIAN BASIN
WICHITA FALLS
LUBBOCK
BIG SPRING
DALLAS
RED RIVER
MID VALLEY
CADDO
LOLA
RIO
WEST TEXAS GULF
Wink to Webster
TYLER
SAN ANGELO
TUCSON
EL PASO
PALINE
MILLENNIUM
KROTZ SPRINGS
ST JAMES
NEW ORLEANS
AMDEL
BEAUMONT
FREEPORT
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil optionality through Red River expansion

Logistics [1]

- 10 terminals
- Approximately 1,550 miles of pipeline
- 10.2 million bbls of storage capacity
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo/ Red River
- Own ~80% of DKL

Asphalt

6 asphalt terminals located in:

1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX
6) Richmond Beach, WA

Retail

- Approximately 253 stores
- Southwest US locations
- West Texas wholesale marketing business

Renewables

Approximately 40m gallons Biodiesel production capacity:

1) Crossett, AR
2) Cleburne, TX
3) New Albany, MS

1) Consists of ownership in Delek Logistics.

5

6 DKL Relative to Peer Group Where It is and Where It is Going (1) Updated from Factset as of December 4, 2020. 3.30x 2.00x 1.77x 1.60x 1.50x 1.40x 1.10x 1.10x PAA PBFX HEP EPD DKL MPLX PSXP MMP 2.98x 3.18x 3.23x 3.51x 3.57x 3.91x 4.17x 4.82x PSXP MMP PAA PBFX EPD DKL HEP MPLX 12.2% 12.0% 11.7% 11.6% 9.4% 9.2% 8.6% 7.4% PSXP MPLX PBFX DKL HEP MMP EPD PAA 6.5% 3.0% 1.5% 1.1% -2.8% -41.7% -48.0% -50.0% DKL MPLX MMP EPD PSXP PBFX HEP PAA 3Q20 Distribution Coverage 3Q20 Leverage Ratio Current Dividend Yield(1) Yr/Yr Distribution Growth Expectation for leverage ratio below 4.0x by the end of 2020 Achieved distribution coverage target range of 1.4x to 1.5x by the end of 2020 in second quarter 2020.

Delek Logistics Partners, LP Overview

8 Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels of active shell capacity • Rail offloading facility Pipelines/Transportation Segment • Wholesale and marketing business in west Texas • 10 light product terminals in TX, TN, AR • Approx. 1.4 million barrels of active shell capacity Wholesale/Terminalling Segment (1) Includes approximately 240 miles of leased pipeline capacity.

Delek Permian Gathering East System 9 DPG East SystemEquipment Lease Automatic Custody Transfer Units (LACTS) 45 Installations Pipeline 60 miles Tanks (bbl) 2 (50M, 300M)

Delek Permian Gathering West System 10 DPG West System Equipment Lease Automatic Custody Transfer Units (LACTS) 6 Installations Pipeline 70 miles Tanks (bbl) 1 (50M)

11 Multi-Year Contracts with Firm Commitments / MVCs Contract Highlights • The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take- or-pay commitments • Initial term of 5 years, maximum term of 15 years (2) • Crude oil transportation throughput of 77 MBbl/d in first nine months of 2020, supported by a MVC of 46 MBbl/d (3) • Refined products transportation throughput of 55 MBbl/d in first nine months of 2020, supported by a MVC of 40 MBbl/d (3) • Crude oil gathering throughput of 15 MBbl/d in first nine months of 2020, supported by a MVC of 14 MBbl/d • East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50 MBbl/d • Big Spring marketing agreement: contractual agreement with DK with MVC of 65 MBbl/d $32 $42 $43 $43 $43 $43 $43 $44 $42 $52 $52 $4 $5 $5 $4 $2 $3 $8 $8 $9 $16 $16 $12 $14 $11 $11 $11 $11 $13 $13 $11 $6 $14 $49 $60 $59 $58 $56 $57 $64 $65 $62 $74 $82 $0 $10 $20 $30 $40 $50 $60 $70 $80 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 $ in m il lio n s Contracted Min Gross Margin Contracted Excess Gross Margin Uncontracted Gross Margin 64% of 3Q20 Gross Margin from Minimum Volume Commitments (MVCs) 8% 1% 52% 39% < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Duration of Contracts as of 3Q20 (1) 1) Based on percentage of 3Q20 gross margin earned from contracts. Duration excludes automatic renewal at Delek US’ option in future periods. 2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof. Please note that some terms began as early as November 7, 2012. 3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System. 4) Gross margin generated from the minimum volume commitment provisions of each contract. 5) Gross margin generated by throughput volumes above the minimum volume commitment provision of each contract. 6) Gross margin generated by assets without contracts. (4) (6)(5)

12 Financial Flexibility and Growing Distributable Cash Flow 1) Reconciliation of EBITDA to Net Income provided on page 24. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation of distributable cash flow to net cash from operating activities on page 23. 3) Last 12 months as of September 30, 2020. Solid Net Income and EBITDA performance $62.8 $69.4 $90.2 $96.8 $124.4 $97.3 $115.0 $164.0 $178.9 $224.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 LTM $ i n m il li o n s Net Income EBITDA $83.0 $85.0 $121.6 $126.9 $184.6 $0.0 $50.0 $100.0 $150.0 $200.0 2016 2017 2018 2019 2020 LTM $ i n m il li o n s Distributable Cash Flow DCF supports distribution growth(2) $242.7 $243.0 $243.3 $243.5 $243.7 $244.0 $253.3 $244.5 $244.7 $245.0 $245.2 $245.4 $179.9 $494.7 $493.9 $533.2 $456.7 $461.2 $597.7 $596.3 $588.4 $685.0 $750.0 $760.7 $511.1 $205.3 $206.1 $316.8 $393.3 $388.8 $253.0 $253.7 $261.6 $165.0 $100.0 $89.3 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $ i n m il li o n s Revolver Excess Capacity Revolver Borrowings $250 million 6.75% Sr. Notes (net of discount/fees) Financial Flexibility to support continued growth (1) (3) (3)

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Avg. 1.08x in 2019 13 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 23. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Distribution per unit has increased twenty-nine consecutive times since the IPO Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 Avg. 1.19x in 2018 (1) $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20

DKL Asset & Joint Venture Detail

15 Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 80,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines • Delek US is an anchor shipper on both projects

16 Midstream: Red River Pipeline Joint Venture Delek US is a major shipper on pipeline; increased crude oil optionality  Increasing by 65,000 bpd to 100,000 bpd following expansion;  Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX  From Longview, TX DKL access to:  Delek US refining system; Ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third party pipelines  Increases potential WTI-Brent exposure with limited cost to the company 1) Please see page 26 for a reconciliation of forecast incremental annualized net income to forecast incremental annualized adjusted EBITDA. Longview  Planned expansion from 150 kbpd to 235 kbpd  Expansion completed during 3Q 2020  Delek US is a major shipper on pipeline; increased crude oil optionality  DKL purchased 33% interest in May 2019  Approx. $128.0 million initial investment; Financed with revolver  DKL will contribute $20.0 million to the expansion, of which $3.5 million was included in initial investment in May 2019  Expected annualized adjusted EBITDA  Expected $13.5 to $15.5 million annualized adjusted EBITDA(1) pre- expansion  Increases to $20.0 to $25.0 million annualized adjusted EBITDA(1) post-expansion Red River Pipeline JV

17 1) Please see page 27 for a reconciliation of forecasted incremental annualized net income to forecasted EBITDA for the Big Spring Gathering System. Midstream: Big Spring Gathering System Gathering Helps Control Crude Oil Quality and Cost into Refineries Big Spring Gathering System  Approximately 200-mile gathering system,  350Kbpd throughput capacity  >275,000 dedicated acres;  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650K bbls;  Connection to Big Spring, TX terminal  Getting closer to wellhead allows us to control crude quality and cost  Provides improvement in refining performance and cost structure  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and blending opportunities Delek Logistics Acquired 1Q20  Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL (1)  MVC 120mbbl/d for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system  CAPEX potential of $33.8 million if requested by DK, matched with MVC providing 12.5% ROR Permian Supply vs. Takeaway Refining Capacity Wink to Webster Gathering Access

Midstream: Utilizing Free Cash Flow & Strong Balance Sheet to Fund Growth

Supports goal to generate approximately $370 million to $395 million of annualized midstream adjusted EBITDA by '23

Strong Adjusted EBITDA Growth Profile from Midstream Initiatives (1)

($ in millions)


$225
$2.5 – $5.5
$13.5-$15.5
$5.0 – $6.0
$30-$34
$94-$109
$370-$395
LTM EBITDA 9/30/20 (3)
Red River JV Post Expansion (2)
Big Spring Gathering (2)
Trucking (2)
Krotz Springs Midstream Assets (4)
Other Midstream growth projects (4)
Total Annualized Adj. EBITDA Potential

Delek US announced goal to achieve midstream target by 2023

Delek Logistics provides platform to unlock logistics value

Red River Joint Venture (2)
- Post Expansion: Increases to $20.0 to $25.0 million annualized adjusted expected EBITDA

Big Spring Gathering
- $30 - $32 million expected EBITDA underpinned by MVC DK to DKL (2)
- MVC 120mbbl/d for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system

Trucking
- $8 to $9 million expected EBITDA / year (2)

Krotz Springs Midstream Assets
- $30 to $34 million expected EBITDA / year(2)

Midstream Growth Projects by 2023:
- Other organic midstream growth projects being invested in by strong sponsor DK
  - Wink to Webster Long Haul
  - Other organic growth

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 26, 27, 28 and 29 for a reconciliation of forecasted EBITDA or adjusted EBITDA to forecasted net income for the Red River joint venture, Big Spring Gathering, trucking and Krotz Springs midstream assets, respectively.
3) Please see page 24 for reconciliation of Delek Logistics net income to EBITDA.
4) We are unable to provide a reconciliation of this forward-looking estimate of adjusted EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA adjusted projected.

Delek LOGISTICS

18

Several Visible Pathways for Growth

Focused around developing Permian platform; Growing logistics asset base at sponsor

Ability to Leverage Relationship with Delek US

Midstream Growth Initiatives	• Permian-based refining system with 207,000 bpd of Permian crude access (1) • Big Spring Gathering System in the Permian Basin (asset dropped to DKL end of 1Q20) • Wink to Webster long haul crude oil pipelines joint venture investment • Krotz Springs midstream assets
Benefit from Operations	• High utilization rates at refineries support DKL volumes; Potential improvement in throughput capability and/or flexibility at Delek US' refineries can be supported by DKL logistics assets

Financial Flexibility provides ability to be opportunistic to develop platform

Balance Sheet Supportive	• $89.3 million of availability at September 30, 2020 on $850 million revolving credit facility • Leverage ratio was 3.9x at end of 3Q20 • Focus on organic growth and supporting coverage after recent drops and IDR simplification
Acquisitions	• Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 • Connects platform to Cushing, Oklahoma into Longview, Texas; increases Delek US crude flexibility
Organic Growth	• Expanded Red River pipeline; Evaluate Paline Pipeline capacity • Focus on incremental improvements in existing asset base
Opportunities	• Delek US' Midstream buildout provides future growth opportunities

Focus on continued distribution growth

Distribution	• Driven by organic growth at DKL and potential increased drop down inventory at sponsor

(1) Please see page 5 for additional information related to Delek US' position in the Permian.

Delek LOGISTICS

19

20 2021 Valuation Below Peer EV-to-EBITDA DKL’s financial flexibility and growth initiatives of strong sponsor DK positions it for growth (1) Based on Factset as of December 4, 2020. 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x DKL HEP MPLX PBFX PSXP PAA NS MMP ET EPD EV/EBITDA 2020 2021 20 Avg 21 Avg

Majority of assets support Delek US’ strategically located inland refining system Inflation-indexed fees for most contracts Majority of all margin generated by long term, fee-based contracts with volume minimums Agreements with Delek US related to capex/opex reimbursement Balance sheet positioned to grow with strong sponsor DK Primarily traditional, stable MLP assets with limited commodity price exposure

Appendix

DKL: Reconciliation of Distributable Cash Flow

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [2][3]	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments																
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20
Reconciliation of Distributable Cash Flow to net cash from operating activities																		
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0	$26.2	$24.1	$34.3	$45.8	$130.4	$34.8	$37.5	$62.3
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-	-	(0.1)	(0.6)	(0.7)	(1.3)	(0.9)	(0.1)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)	0.0	0.1	0.1	0.2	0.1	-	-
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)	3.2	7.8	3.2	(14.8)	(0.6)	5.6	19.3	(2.5)
Non-cash lease expense						-	-	-	-	-	(1.0)	(0.4)	(1.1)	2.4	(0.2)	(2.9)	(0.3)	(1.6)
Distributions from equity method investments								0.3	0.2	1.2	0.8	-	-	-	0.8	0.1	1.6	1.0
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)	(0.8)	(1.0)	(3.7)	(2.9)	(8.5)	(0.9)	(0.1)	0.0
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9	0.7	0.7	1.2	3.2	5.8	0.0	0.0	0.0
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5	$29.0	$31.2	$33.7	$33.0	$126.9	$35.5	$57.0	$59.1
Distribution Coverage Ratio [1]	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x	1.06x	1.08x	1.11x	1.08x	1.08x	1.15x	1.58x	1.50x
Total Distribution [1]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4	$28.9	$30.3	$30.6	$117.3	$30.9	$36.0	$39.3

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

Delek LOGISTICS

23

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20
Net Revenue	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**	**$138.6**	**$584.0**	**$163.4**	**$117.6**	**$142.3**
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)	($101.3)	($43.9)	($60.7)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)	(14.0)	(11.6)	(13.7)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)	(5.8)	(8.2)	(8.9)
Contribution Margin	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**	**$36.4**	**$151.3**	**$42.4**	**$53.9**	**$59.0**
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)	(0.8)	(0.8)	(0.6)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)	(0.5)	(0.5)	(0.5)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)	(6.1)	(4.7)	(6.1)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1	(0.1)	(0.0)	0.1	-	-
Operating Income	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**	**$29.7**	**$125.8**	**$35.0**	**$47.9**	**$51.7**
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)	(11.8)	(10.7)	(10.4)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4	5.0	19.8	5.6	6.5	4.9
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	-	(0.5)	-	(0.1)	(0.6)	-	-	0.1
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)	(1.0)	0.7	(0.2)
Net Income	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**	**$21.7**	**$96.8**	**$27.8**	**$44.4**	**$46.3**
EBITDA:																		
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5	$21.7	$96.8	$27.8	$44.4	$46.3
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1	0.7	1.0	1.0	(0.7)	(0.2)
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6	6.9	26.7	6.3	8.7	9.5
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8	1.8	7.2	1.8	1.8	1.8
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5	12.2	47.3	11.8	10.6	10.4
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5	$43.3	$178.9	$48.7	$64.8	$67.8

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

24

25 Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA ($ in millions) Annual Monthly Forecasted Incremental Net Income 10.8$ 0.9$ Add Forecasted Incremental Amounts for: Interest Expense, net -$ -$ Depreciation and amortization -$ -$ Forecasted Incremental EBITDA 10.8$ 0.9$ Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Paline Pipeline Tariff Increase 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. Based on rates prior to July 1, 2019 FERC adjustment.

26 Non-GAAP Reconciliation of Red River Joint Venture Adjusted EBITDA 1) Based on projected potential future performance from the Red River joint venture. Amounts of adjusted EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. ($ in millions) Forecasted Incremental Net Income $5.6 $7.6 $10.1 $15.1 Add Forecasted Incremental Amounts for: Interest Expense, net 6.6 6.6 7.6 7.6 Depreciation and amortization - - - - Forecasted Incremental EBITDA $12.2 $14.2 $17.7 $22.7 Adjustments: Add Forecasted incremental distributions from operations of non-controlled entities in excess of earnings 1.3 1.3 2.3 2.3 Forecasted Incremental Adjusted EBITDA $13.5 $15.5 $20.0 $25.0 Pre-Expansion Range Post-Expansion Range Delek Logistics Partners, LPReconciliation of Forecasted Incremental U.S. GAAP Net Income (Loss) to Forecasted Incremental Adjusted EBITDA for the Red River Pipeline Joint Venture

27 Non-GAAP Reconciliations of Big Spring Gathering System Forecasted EBITDA

28 Non-GAAP Reconciliations of Trucking Forecasted EBITDA

29 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Non-GAAP Reconciliation of Krotz Springs Potential Dropdown EBITDA ($ in millions) Forecasted Incremental Net Income 2.9$ 3.3$ Add Forecasted Incremental Amounts for: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecated EBITDA 30.0$ 34.0$ Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecast Incremental EBITDA Forecasted Range

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312